UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________________________________________
FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2019
_________________________________________________________________
Axonics Modulation Technologies, Inc.
(Exact name of registrant as specified in its charter)
_________________________________________________________________

Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
  _________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2019, Axonics Modulation Technologies, Inc. (the “Company”) entered into Executive Employment Agreements with each of its named executive officers, Raymond W. Cohen, Dan L. Dearen and Rinda K. Sama, to replace the existing employment agreements which expire by their terms on July 1, 2019, or in the case of Mr. Sama, May 20, 2019. A summary description of each Executive Employment Agreement is set forth below.

Raymond W. Cohen

The Company entered into an Executive Employment Agreement (the “Cohen Agreement”) with Mr. Cohen under which Mr. Cohen serves as its Chief Executive Officer. The Cohen Agreement provides that Mr. Cohen’s term as the Company’s Chief Executive Officer will run until June 5, 2024, setting forth his initial base salary of $500,000, which will be reviewed on an annual basis, further providing eligibility for an annual cash bonus of up to 70% of Mr. Cohen’s base salary for the calendar year for which a bonus is being paid. Additionally, the Cohen Agreement sets forth his eligibility to receive such medical coverage and other benefits available to the Company’s senior executives. Mr. Cohen or the Company may terminate the Cohen Agreement at any time. If Mr. Cohen’s employment terminates prior to June 5, 2024 by reason of death or disability, Mr. Cohen or his estate will receive severance equal to 12 months of base salary plus a cash payment equal to a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year), conditioned upon his or his agent’s execution of a waiver and release agreement, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements. If the Company terminates Mr. Cohen’s employment prior to June 5, 2024 without cause, or if he terminates his employment for good reason (both as defined in the Cohen Agreement), Mr. Cohen will be eligible to receive severance equal to 12 months of his then current base salary plus a cash payment equal to the prior year’s bonus plus a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year) plus the cash equivalent for 12 months of COBRA premiums for the Company’s group health plan, and, any unvested equity award that would have vested within 12 months after termination shall vest but otherwise be subject to the terms of such applicable equity award agreements, all of which is conditioned upon his or his agent’s execution of a waiver and release agreement. If Mr. Cohen’s employment is terminated prior to June 5, 2024 due to a change in control, he will be eligible to receive severance equal to 24 months of his then current base salary plus a cash payment equal to the prior year’s bonus plus a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year) plus the cash equivalent for 18 months of COBRA premiums for the Company’s group health plan, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements, all of which is conditioned upon his or his agent’s execution of a waiver and release agreement.

Dan L. Dearen

The Company entered into an Executive Employment Agreement (the “Dearen Agreement”) with Mr. Dearen under which Mr. Dearen serves as its President and Chief Financial Officer. The Dearen Agreement provides that Mr. Dearen’s term as the Company’s President and Chief Financial Officer will run until June 5, 2024, setting forth his initial base salary of $410,000, which will be reviewed on an annual basis, further providing eligibility for an annual cash bonus of up to 50% of Mr. Dearen’s base salary for the calendar year for which a bonus is being paid. Additionally, the Dearen Agreement sets forth his eligibility to receive such medical coverage and other benefits available to the Company’s senior executives. Mr. Dearen or the Company may terminate the Dearen Agreement at any time. If Mr. Dearen’s employment terminates prior to June 5, 2024 by reason of death or disability, Mr. Dearen or his estate will receive severance equal to 12 months of base salary plus a cash payment equal to the pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year), conditioned upon his or his agent’s execution of a waiver and release agreement, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements. If we terminate Mr. Dearen’s employment prior to June 5, 2024 without cause, or if he terminates his employment for good reason (both as defined in the Dearen Agreement), Mr. Dearen will be eligible to receive severance equal to 12 months of his then current base salary plus a cash payment equal to a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year) plus the cash equivalent for 12 months of COBRA premiums for the Company’s group health plan, and, any unvested equity award that would have vested within 12 months after termination shall vest but otherwise be subject to the terms of such applicable equity award agreements, all of which is conditioned upon his or his agent’s execution of a waiver and release agreement. If Mr. Dearen’s employment is terminated prior to June 5, 2024 due to a change in control, he will be eligible to receive severance equal to 12 months of his then current base salary plus a cash payment equal to the prior year’s bonus plus a pro-rated bonus for the current year plus the cash equivalent for 12 months of COBRA premiums for the Company’s group health plan, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements, all of which is conditioned upon his or his agent’s execution of a waiver and release agreement.

Rinda K. Sama

The Company entered into an Executive Employment Agreement (the “Sama Agreement”) with Mr. Sama under which Mr. Sama serves as its Chief Operating Officer. The Sama Agreement provides that Mr. Sama’s term as the Company’s Chief Operating Officer will run until June 5, 2024, setting forth his initial base salary of $350,000, which will be reviewed on an annual basis, further providing eligibility for an annual cash bonus of up to 50% of Mr. Sama’s base salary for the calendar year for which a bonus is being paid. Additionally, the Sama Agreement sets forth his eligibility to receive such medical coverage and other benefits available to senior executives. Mr. Sama or the Company may terminate the Sama Agreement at any time. If Mr. Sama’s employment terminates prior to June 5, 2024 by reason of death or disability, Mr. Sama or his estate will receive severance equal to 12 months of base salary plus a cash payment equal to a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year), conditioned upon his or his agent’s execution of a waiver and release agreement, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements. If we terminate Mr. Sama’s employment prior to June 5, 2024 without cause, or if he terminates his employment for good reason (both as defined in the Sama Agreement), Mr. Sama will be eligible to receive severance equal to 12 months of his then current base salary plus a cash payment equal to a pro-rated bonus for the current year (if termination happens outside of the first quarter of the present year) plus the cash equivalent for 12 months of COBRA premiums for the Company’s group health plan, all of which is conditioned upon his or his agent’s execution of a waiver and release agreement. If Mr. Sama’s employment is terminated prior to June 5, 2024 due to a change in control, he will be eligible to receive severance equal to 12 months of his then current base salary plus a cash payment equal to a pro-rated bonus for the current year plus the cash equivalent for 12 months of COBRA premiums for the Company’s group health plan, and, any unvested equity award shall immediately vest but otherwise be subject to the terms of such applicable equity award agreements, all of which is conditioned upon his or his agent’s execution of a waiver and release agreement.

The foregoing summaries of the Executive Employment Agreements is not complete and is qualified in its entirety by reference to the full text of those agreements, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS MODULATION TECHNOLOGIES, INC.

Dated: June 11, 2019	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer